UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 15, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

       DELAWARE                   1-6453              95-2095071
       --------                   ------              ----------
      (State of Incorporation)   (Commission          (I.R.S. Employer
                                  File Number)         Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))






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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
                                                                            ----

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01       Entry into a Material Definitive Agreement                     3



Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01       Financial Statements and Exhibits                              3

Signature                                                                      4

Exhibits:

        10.1 Equity Compensation Plan not approved by Stockholders:
             Amendment Two to the Deferred Compensation Plan









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NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

             On  December  15,  2005,  the  Administrative   Committee  of  the
             National Semiconductor Corporation ("National" or the "Company") Retirement and Savings Program, which is responsible for the
             administration  of  the  Company's  Deferred   Compensation   Plan
             ("DCP") formally approved Amendment No. Two to the Company's DCP. Under SEC rules, the DCP is considered a material agreement of the Company. A copy of Amendment No. 2 is attached hereto as
             Exhibit 10.1.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits
             --------

             Exhibit No.  Description of Exhibit
             -----------  ----------------------

             10.1         Management Contract or Compensatory Plan or Agreement:
                          Amendment Two to the Deferred Compensation Plan





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NATIONAL SEMICONDUCTOR CORPORATION




Dated: December 15, 2005                     /S/John M. Clark III
                                             --------------------
                                             John M. Clark III
                                             Senior Vice President
                                             Signing on behalf of the registrant

                                                                    EXHIBIT 10.1

                                 AMENDMENT TWO
                                     TO THE
                       NATIONAL SEMICONDUCTOR CORPORATION
                           DEFERRED COMPENSATION PLAN

       WHEREAS National Semiconductor Corporation (the "Employer") has adopted the National Semiconductor Corporation Deferred Compensation Plan, amended and restated effective November 1, 2001 (the "Plan"); and
       WHEREAS the Employer wishes to permit, pursuant to Internal Revenue Service Notice 2005-1, Q&A-20, certain cancellations and partial cancellations of deferrals under the Plan; and
       WHEREAS Section 5.02 of the Plan provides that the Employer reserves the right to amend the Plan at any time;
       NOW, THEREFORE, the Employer hereby adopts this Amendment Two as provided below, effective for the calendar year ending December 31, 2005, to add a new
Section 5.04 to the Plan:

5.04   Certain Cancellations of Deferrals During Calendar Year 2005

Pursuant to Internal Revenue Service Notice 2005-1, Q&A-20, and notwithstanding any other provisions of the Plan, the following deferrals under the Plan shall be cancelled and included in the income of affected Participants in the calendar year ending December 31, 2005:

  (a) All amounts deferred under the Plan (regardless of when the amounts were deferred and regardless of whether the deferrals were elective or nonelective) with respect to any Participant who was an officer of the Company and terminated employment with the Company between June 15, 2005 and July 31, 2005;

  (b) Any amounts that would have been deferred under the Plan during the calendar year ending December 31, 2005, but for an election by a Participant after March 15, 2005 to decrease his or her deferrals under the RASP; and

  (c) Any other amounts specifically designated by the Committee, but only to the extent necessary to avoid adverse tax consequences to a Participant under
Section 409A of the Code.

       IN WITNESS WHEREOF, this Amendment Two is signed this 15th day of December, 2005.

                                        //s// EDWARD SWEENEY
                                        --------------------
                                        Edward Sweeney
                                        Chairman, Retirement and Savings Program
                                        Administrative Committee